Segment disclosure	12 Months Ended
Dec. 31, 2011
Segment disclosure [Abstract]
Segment disclosure

20. Segment disclosure

Segment information has been prepared in accordance with ASC 280, “Segment Reporting” (ASC 280).

ASML operates in one reportable segment for the development, manufacturing, marketing and servicing of lithography equipment. In accordance with ASC 280, ASML’s Chief Executive Officer has been identified as the chief operating decision-maker, who reviews operating results to make decisions about allocating resources and assessing performance for the entire Company.

Management reporting includes net system sales figures of new and used systems. Net sales for new and used systems were as follows:

Year ended December 31 (in thousands)	2011 [1] EUR	2010 EUR	2009 EUR

New systems	4,780,720	3,704,290	993,260
Used systems	103,193	190,452	181,598

Net system sales	4,883,913	3,894,742	1,174,858

1	As of January 1, 2011, ASML adopted Accounting Standards Update (“ASU”) 2009-13, “Revenue Arrangements with Multiple Deliverables” which amended ASC 605-25. The ASU was adopted prospectively and had an insignificant impact on timing and allocation of revenues. See Note 1 of the consolidated financial statements.

In 2011, net sales increased by 25.4 percent to EUR 5,651.0 million from EUR 4,507.9 million in 2010 (2009: EUR 1,596.1 million). The increase in net sales was caused by increased demand for lithography imaging systems required for all of the various chip layers: customers continued to invest in new leading-edge immersion technology as well as dry lithography tools in order to execute their strategic investments in new technology and capacity to meet demand. Sales were derived from all three major market segments, with the Logic segment generating the majority of system sales and DRAM and Nand-Flash memory generating the remainder.

For geographical reporting, net sales are attributed to the geographic location in which the customers’ facilities are located. Identifiable assets are attributed to the geographic location in which these assets are located. Net sales and identifiable assets (total assets excluding goodwill and other intangible assets) by geographic region were as follows:

Year ended December 31 (in thousands)	Net sales[1] EUR	Identifiable assets EUR

2011
Japan	405,595	414,264
Korea	1,318,777	56,765
Singapore	436,308	14,179
Taiwan	1,146,601	87,833
Rest of Asia	450,796	817,496
Europe	505,129	5,207,509
United States	1,387,829	508,359

Total	5,651,035	7,106,405

2010
Japan	396,748	345,160
Korea	1,396,028	31,859
Singapore	215,357	17,189
Taiwan	1,380,400	77,125
Rest of Asia	239,914	1,749,879
Europe	203,548	3,382,117
United States	675,943	422,092

Total	4,507,938	6,025,421

2009
Japan	41,075	103,399
Korea	377,677	24,931
Singapore	155,825	7,987
Taiwan	440,222	63,502
Rest of Asia	144,004	398,959
Europe	68,652	2,609,319
United States	368,608	406,464

Total	1,596,063	3,614,561

1	As of January 1, 2011, ASML adopted Accounting Standards Update (“ASU”) 2009-13, “Revenue Arrangements with Multiple Deliverables” which amended ASC 605-25. The ASU was adopted prospectively and had an insignificant impact on timing and allocation of revenues. See Note 1 of the consolidated financial statements.

In 2011, sales to the largest customer accounted for EUR 1,311.7 million or 23.2 percent of net sales (2010: EUR 1,270.8 million or 28.2 percent of net sales; 2009: EUR 348.8 million or 21.9 percent of net sales). ASML’s three largest customers (based on net sales) accounted for 40.7 percent of accounts receivable at December 31, 2011, 42.4 percent of accounts receivable at December 31, 2010, and 44.0 percent of accounts receivable at December 31, 2009.

Substantially all of ASML’s sales were export sales in 2011, 2010 and 2009.